Exhibit 99.2

AOL Inc.

Trending Schedules

Key Metrics and Financial Information

(Unaudited)

(in millions, except for subscriber information amounts)	2011					2010
	Three months ended				Year ended	Three months ended				Year ended
	March 31	June 30	September 30	December 31	December 31	March 31	June 30	September 30	December 31	December 31

Subscriber Information: (1)
Domestic AOL-brand access subscribers (in thousands)	3,621	3,433	3,452	3,272	3,272	4,656	4,362	4,083	3,852	3,852
Domestic average monthly subscription revenue per AOL-brand access subscriber (ARPU) (2)	$17.96	$17.53	$17.49	$17.87	$17.71	$18.31	$18.10	$18.10	$18.12	$18.16
Domestic AOL-brand access subscriber monthly average churn (3)	2.5%	2.2%	2.2%	2.2%	2.3%	3.0%	2.6%	2.6%	2.3%	2.6%

Unique Visitors: (4)
Domestic average monthly unique visitors to AOL Properties (5)	112	113	107	107	110	112	112	106	112	111

Domestic average monthly unique visitors to AOL Advertising Network (6)	179	183	187	187	184	186	184	183	181	184

Advertising revenue:
Display revenue - global	$128.5	$137.6	$136.7	$170.6	$573.4	$124.0	$121.0	$119.1	$148.2	$512.3
Display revenue - domestic	120.0	126.8	125.8	157.5	530.1	108.2	109.0	110.6	136.7	464.5
Display revenue - international	8.5	10.8	10.9	13.1	43.3	15.8	12.0	8.5	11.5	47.8
Search and contextual revenue - global	95.8	87.8	85.1	88.4	357.1	120.7	111.3	99.7	96.4	428.1
Third Party Network revenue - global	89.4	93.6	95.9	104.8	383.7	109.6	72.4	74.7	87.0	343.7
Total advertising revenue	313.7	319.0	317.7	363.8	1,314.2	354.3	304.7	293.5	331.6	1,284.1

Advertising revenue net of traffic acquisition costs (TAC): (7)
Advertising revenue net of TAC - domestic	$215.8	$216.1	$213.9	$250.4	$896.2	$226.9	$212.7	$206.2	$230.5	$876.3
Advertising revenue net of TAC - global	242.3	244.7	241.2	280.5	1,008.7	265.1	239.9	228.3	253.1	986.4

Other information:
Adjusted operating income before depreciation and amortization (OIBDA) (7)	$99.1	$76.6	$87.2	$124.6	$387.5	$231.3	$191.9	$166.2	$158.0	$747.4
Free Cash Flow (7)	(41.5)	77.2	56.4	72.6	164.7	125.1	134.5	129.9	70.6	460.1
Cash and equivalents	381.8	458.7	444.1	407.5	407.5	262.4	395.8	623.3	801.8	801.8
Cash Net of Debt (7)	283.2	338.8	331.3	296.7	296.7	192.2	326.8	540.7	715.7	715.7
Equity-based compensation expense	10.4	11.0	10.3	10.8	42.5	9.7	9.2	8.3	8.9	36.1

(in millions, except for subscriber information amounts)	2009
	Three months ended				Year ended
	March 31	June 30	September 30	December 31	December 31
Subscriber Information: (1)
Domestic AOL-brand access subscribers (in thousands)	6,309	5,799	5,360	4,999	4,999
Domestic average monthly subscription revenue per AOL-brand access subscriber (ARPU) (2)	$18.48	$18.27	$18.54	$18.53	$18.46
Domestic AOL-brand access subscriber monthly average churn (3)	3.7%	3.5%	3.3%	3.0%	3.4%

Unique Visitors: (4)
Domestic average monthly unique visitors to AOL Properties (5)

Domestic average monthly unique visitors to AOL Advertising Network (6)	174	176	180	184	179

Advertising revenue:
Display revenue - global	$143.0	$140.1	$140.5	$173.9	$597.5
Display revenue - domestic	120.8	117.2	120.1	149.2	507.3
Display revenue - international	22.2	22.9	20.4	24.7	90.2
Search and contextual revenue - global	165.7	153.2	145.5	145.4	609.8
Third Party Network revenue - global	131.1	123.3	125.7	149.3	529.4
Total advertising revenue	439.8	416.6	411.7	468.6	1,736.7

Advertising revenue net of traffic acquisition costs (TAC): (7)
Advertising revenue net of TAC - domestic	$258.8	$239.8	$233.4	$258.4	$990.4
Advertising revenue net of TAC - global	306.9	286.5	277.5	299.0	1,169.9

Other information:
Adjusted operating income before depreciation and amortization (OIBDA) (7)	$311.9	$285.1	$245.8	$241.1	$1,083.9
Free Cash Flow (7)	278.3	236.4	132.0	93.6	740.3
Cash and equivalents	119.1	73.5	76.8	146.1	146.1
Cash Net of Debt (7)	56.7	5.2	4.0	72.2	72.2
Equity-based compensation expense	6.2	1.6	2.8	1.9	12.5

AOL Inc.

Trending Schedules

Financial Results

(Unaudited)

(in millions, except per share amounts)	2011					2010
	Three months ended				Year ended	Three months ended				Year ended
	March 31	June 30	September 30	December 31	December 31	March 31	June 30	September 30	December 31	December 31
Revenues:
Advertising	$313.7	$319.0	$317.7	$363.8	$1,314.2	$354.3	$304.7	$293.5	$331.6	$1,284.1
Subscription	215.4	201.3	191.9	194.6	803.2	282.7	260.2	244.8	235.9	1,023.6
Other	22.3	21.9	22.1	18.4	84.7	27.3	27.3	25.9	28.5	109.0

Total revenues	551.4	542.2	531.7	576.8	2,202.1	664.3	592.2	564.2	596.0	2,416.7

Costs of revenues	388.9	403.4	397.9	394.2	1,584.4	364.7	335.0	342.8	378.1	1,420.6
General and administrative	120.7	117.3	95.5	106.5	440.0	133.3	127.8	117.5	112.6	491.2
Amortization of intangible assets	24.2	26.7	22.6	18.5	92.0	62.2	35.7	22.8	24.6	145.3
Amounts related to securities litigation and government investigations, net of recoveries	—	—	—	—	—	—	—	—	—	—
Restructuring costs	27.8	0.6	7.1	2.8	38.3	23.4	11.1	(0.4)	(0.3)	33.8
Goodwill impairment charge	—	—	—	—	—	—	1,414.4	—	—	1,414.4
(Gain) loss on disposal of assets and consolidated businesses, net	1.6	—	—	—	1.6	—	—	(119.6)	13.6	(106.0)

	563.2	548.0	523.1	522.0	2,156.3	583.6	1,924.0	363.1	528.6	3,399.3

Operating income (loss)	(11.8)	(5.8)	8.6	54.8	45.8	80.7	(1,331.8)	201.1	67.4	(982.6)

Other income (loss), net	0.6	(1.7)	(1.5)	(0.9)	(3.5)	(2.7)	(4.4)	13.5	7.0	13.4
Income tax provision (benefit)	(15.9)	4.3	9.7	31.1	29.2	36.8	(267.2)	42.1	9.8	(178.5)

Income (loss) from continuing operations	4.7	(11.8)	(2.6)	22.8	13.1	41.2	(1,069.0)	172.5	64.6	(790.7)

Discontinued operations, net of tax	—	—	—	—	—	(6.5)	14.0	(0.9)	1.6	8.2
Less: Net loss attributable to noncontrolling interest	—	—	—	—	—	—	—	—	—	—

Net income (loss) attributable to AOL Inc.	$4.7	$(11.8)	$(2.6)	$22.8	$13.1	$34.7	$(1,055.0)	$171.6	$66.2	$(782.5)

Amounts attributable to AOL Inc. common stockholders:
Income (loss) from continuing operations	$4.7	$(11.8)	$(2.6)	$22.8	$13.1	$41.2	$(1,069.0)	$172.5	$64.6	$(790.7)
Discontinued operations, net of tax	—	—	—	—	—	(6.5)	14.0	(0.9)	1.6	8.2

Net income (loss)	$4.7	$(11.8)	$(2.6)	$22.8	$13.1	$34.7	$(1,055.0)	$171.6	$66.2	$(782.5)

Per share information attributable to AOL Inc. common stockholders:

Basic income (loss) per common share from continuing operations	$0.04	$(0.11)	$(0.02)	$0.23	$0.13	$0.39	$(10.02)	$1.62	$0.61	$(7.42)
Discontinued operations, net of tax	—	—	—	—	—	(0.06)	0.13	(0.01)	0.01	0.08

Basic net income (loss) per common share	$0.04	$(0.11)	$(0.02)	$0.23	$0.13	$0.33	$(9.89)	$1.61	$0.62	$(7.34)

Shares used in computing basic income (loss) per common share	106.9	107.0	106.2	97.1	104.2	106.3	106.7	106.7	106.7	106.6

Diluted income (loss) per common share from continuing operations	$0.04	$(0.11)	$(0.02)	$0.23	$0.12	$0.39	$(10.02)	$1.61	$0.60	$(7.42)
Discontinued operations, net of tax	—	—	—	—	—	(0.07)	0.13	(0.01)	0.01	0.08

Diluted net income (loss) per common share	$0.04	$(0.11)	$(0.02)	$0.23	$0.12	$0.32	$(9.89)	$1.60	$0.61	$(7.34)

Shares used in computing diluted income (loss) per common share	107.9	107.0	106.2	98.6	106.0	107.0	106.7	107.3	107.7	106.6

(in millions, except per share amounts)	2009
	Three months ended				Year ended
	March 31	June 30	September 30	December 31	December 31
Revenues:
Advertising	$439.8	$416.6	$411.7	$468.6	$1,736.7
Subscription	393.5	355.7	332.2	307.4	1,388.8
Other	30.7	28.9	30.0	30.7	120.3

Total revenues	864.0	801.2	773.9	806.7	3,245.8

Costs of revenues	484.2	463.2	451.4	494.4	1,893.2
General and administrative	137.4	123.8	145.3	128.5	535.0
Amortization of intangible assets	34.8	33.3	31.6	38.2	137.9
Amounts related to securities litigation and government investigations, net of recoveries	7.4	6.8	6.8	6.9	27.9
Restructuring costs	58.3	14.4	10.2	106.3	189.2
Goodwill impairment charge	—	—	—	—	—
(Gain) loss on disposal of assets and consolidated businesses, net	—	—	—	—	—

	722.1	641.5	645.3	774.3	2,783.2

Operating income (loss)	141.9	159.7	128.6	32.4	462.6

Other income (loss), net	(3.1)	5.3	(3.7)	(1.0)	(2.5)
Income tax provision (benefit)	56.3	73.6	50.5	28.3	208.7

Income (loss) from continuing operations	82.5	91.4	74.4	3.1	251.4

Discontinued operations, net of tax	—	(0.7)	(0.5)	(1.7)	(2.9)
Less: Net loss attributable to noncontrolling interest	0.2	—	0.1	—	0.3

Net income (loss) attributable to AOL Inc.	$82.7	$90.7	$74.0	$1.4	$248.8

Amounts attributable to AOL Inc. common stockholders:
Income (loss) from continuing operations	$82.7	$91.4	$74.5	$3.1	$251.7
Discontinued operations, net of tax	—	(0.7)	(0.5)	(1.7)	(2.9)

Net income (loss)	$82.7	$90.7	$74.0	$1.4	$248.8

Per share information attributable to AOL Inc. common stockholders:

Basic income (loss) per common share from continuing operations	$0.78	$0.87	$0.70	$0.03	$2.38
Discontinued operations, net of tax	—	(0.01)	—	(0.02)	(0.03)

Basic net income (loss) per common share	$0.78	$0.86	$0.70	$0.01	$2.35

Shares used in computing basic income (loss) per common share	105.8	105.8	105.8	105.8	105.8

Diluted income (loss) per common share from continuing operations	$0.78	$0.87	$0.70	$0.03	$2.38
Discontinued operations, net of tax	—	(0.01)	—	(0.02)	(0.03)

Diluted net income (loss) per common share	$0.78	$0.86	$0.70	$0.01	$2.35

Shares used in computing diluted income (loss) per common share	105.8	105.8	105.8	105.9	105.8

AOL Inc.

Trending Schedules

Reconciliation of Non-GAAP Financial Measures

(Unaudited)

(in millions)	2011					2010
	Three months ended				Year ended	Three months ended				Year ended
	March 31	June 30	September 30	December 31	December 31	March 31	June 30	September 30	December 31	December 31

Adjusted operating income before depreciation and amortization (OIBDA): (7)

Operating income (loss)	$(11.8)	$(5.8)	$8.6	$54.8	$45.8	$80.7	$(1,331.8)	$201.1	$67.4	$(982.6)
Add: Depreciation	44.4	42.4	38.3	35.8	160.9	54.3	51.9	46.9	43.2	196.3
Add: Amortization of intangible assets	24.2	26.7	22.6	18.5	92.0	62.2	35.7	22.8	24.6	145.3
Add: Restructuring costs	27.8	0.6	7.1	2.8	38.3	23.4	11.1	(0.4)	(0.3)	33.8
Add: Equity-based compensation	10.4	11.0	10.3	10.8	42.5	9.7	9.2	8.3	8.9	36.1
Add: Asset impairments	1.5	2.7	0.9	2.5	7.6	1.4	1,415.9	7.8	1.4	1,426.5
Add: Losses/(gains) on disposal of consolidated businesses, net	1.6	—	—	—	1.6	—	—	(119.6)	13.6	(106.0)
Add: Losses/(gains) on other asset sales	1.0	(1.0)	(0.6)	(0.6)	(1.2)	(0.4)	(0.1)	(0.7)	(0.8)	(2.0)

Adjusted OIBDA	$99.1	$76.6	$87.2	$124.6	$387.5	$231.3	$191.9	$166.2	$158.0	$747.4

Free Cash Flow: (7)

Cash provided (used) by continuing operations	$(9.3)	$104.8	$81.1	$97.9	$274.5	$162.9	$159.0	$164.5	$107.1	$593.5
Less: Capital expenditures and product development costs	21.2	14.9	12.9	12.8	61.8	29.5	15.8	24.7	25.9	95.9
Less: Principal payments on capital leases	11.0	12.7	11.8	12.5	48.0	8.3	8.7	9.9	10.6	37.5

Free Cash Flow:	$(41.5)	$77.2	$56.4	$72.6	$164.7	$125.1	$134.5	$129.9	$70.6	$460.1

Cash Net of Debt: (7)

Cash and equivalents	$381.8	$458.7	$444.1	$407.5	$407.5	$262.4	$395.8	$623.3	$801.8	$801.8
Less: Current portion of obligations under capital leases	38.7	44.4	43.8	44.6	44.6	32.6	32.5	34.9	35.2	35.2
Less: Long-term portion of obligations under capital leases	59.9	75.5	69.0	66.2	66.2	37.6	36.5	47.7	50.9	50.9

Cash Net of Debt	$283.2	$338.8	$331.3	$296.7	$296.7	$192.2	$326.8	$540.7	$715.7	$715.7

Advertising revenue net of traffic acquisition costs (TAC) - domestic: (7)

Consolidated advertising revenue	$313.7	$319.0	$317.7	$363.8	$1,314.2	$354.3	$304.7	$293.5	$331.6	$1,284.1
Less: International advertising revenue	36.3	41.3	39.9	44.0	161.5	59.7	43.5	33.0	34.4	170.6
Less: Domestic TAC	61.6	61.6	63.9	69.4	256.5	67.7	48.5	54.3	66.7	237.2

Advertising revenue net of TAC - domestic	$215.8	$216.1	$213.9	$250.4	$896.2	$226.9	$212.7	$206.2	$230.5	$876.3

Advertising revenue net of TAC - global: (7)

Consolidated advertising revenue	$313.7	$319.0	$317.7	$363.8	$1,314.2	$354.3	$304.7	$293.5	$331.6	$1,284.1
Less: Total TAC	71.4	74.3	76.5	83.3	305.5	89.2	64.8	65.2	78.5	297.7

Advertising revenue net of TAC - global	$242.3	$244.7	$241.2	$280.5	$1,008.7	$265.1	$239.9	$228.3	$253.1	$986.4

(in millions)	2009
	Three months ended				Year ended
	March 31	June 30	September 30	December 31	December 31

Adjusted operating income before depreciation and amortization (OIBDA): (7)

Operating income (loss)	$141.9	$159.7	$128.6	$32.4	$462.6
Add: Depreciation	68.6	72.2	65.4	54.9	261.1
Add: Amortization of intangible assets	34.8	33.3	31.6	38.2	137.9
Add: Restructuring costs	58.3	14.4	10.2	106.3	189.2
Add: Equity-based compensation	6.2	1.6	2.8	1.9	12.5
Add: Asset impairments	2.3	4.3	7.3	9.2	23.1
Add: Losses/(gains) on disposal of consolidated businesses, net	—	—	—	—	—
Add: Losses/(gains) on other asset sales	(0.2)	(0.4)	(0.1)	(1.8)	(2.5)

Adjusted OIBDA	$311.9	$285.1	$245.8	$241.1	$1,083.9

Free Cash Flow: (7)

Cash provided (used) by continuing operations	$316.6	$280.0	$176.8	$133.3	$906.7
Less: Capital expenditures and product development costs	31.1	36.0	36.7	31.5	135.3
Less: Principal payments on capital leases	7.2	7.6	8.1	8.2	31.1

Free Cash Flow:	$278.3	$236.4	$132.0	$93.6	$740.3

Cash Net of Debt: (7)

Cash and equivalents	$119.1	$73.5	$76.8	$146.1	$146.1
Less: Current portion of obligations under capital leases	26.2	27.5	30.5	32.4	32.4
Less: Long-term portion of obligations under capital leases	36.2	40.8	42.3	41.5	41.5

Cash Net of Debt	$56.7	$5.2	$4.0	$72.2	$72.2

Advertising revenue net of traffic acquisition costs (TAC) - domestic: (7)

Consolidated advertising revenue	$439.8	$416.6	$411.7	$468.6	$1,736.7
Less: International advertising revenue	89.8	88.4	89.3	92.9	360.4
Less: Domestic TAC	91.2	88.4	89.0	117.3	385.9

Advertising revenue net of TAC - domestic	$258.8	$239.8	$233.4	$258.4	$990.4

Advertising revenue net of TAC - global: (7)

Consolidated advertising revenue	$439.8	$416.6	$411.7	$468.6	$1,736.7
Less: Total TAC	132.9	130.1	134.2	169.6	566.8

Advertising revenue net of TAC - global	$306.9	$286.5	$277.5	$299.0	$1,169.9

AOL Inc.

Trending Schedules

Endnotes

(Unaudited)

(1)	Domestic AOL-brand access subscribers include subscribers participating in introductory free-trial periods and subscribers that are paying no monthly fees or reduced monthly fees through member service and retention programs. Individuals who have registered for our free offerings, including subscribers who have migrated from paid subscription plans, are not included in the AOL-brand access subscriber numbers presented above. During the three months ended September 30, 2011, certain individuals (approximately 200,000 individuals) who were not previously included in the domestic AOL-brand subscriber count or ARPU were migrated into paid subscription plans.
(2)	Calculated as average monthly access subscription revenue per AOL-brand access subscriber. We modified the ARPU calculation, starting in Q2 2011 and going forward, to exclude subscription revenues associated with our additional online product subscriptions that do not have an access component. The impact of this reporting change on Q2 2011 ARPU was a $0.15 decrease.
(3)	Churn represents the percentage of subscribers that terminate or cancel our services, factoring in new and reactivated subscribers. Monthly average churn is calculated as the monthly average number of terminations plus cancellations divided by the initial subscriber base plus any new registrations and reactivations for the applicable period.
(4)	Part of our strategy is to increase the reach of our audience in order to increase our advertising revenue. We utilize unique visitors as a measure of our success in this goal. Unique visitor numbers provide an indication of our consumer reach. Although our consumer reach does not correlate directly to advertising revenue, we believe that our ability to broadly reach diverse demographic and geographic audiences is attractive to brand advertisers seeking to promote their brands to a variety of consumers without having to partner with multiple content providers.

The information that we disclose regarding unique visitors is based on data provided by a third party (comScore Media Metrix, or “Media Metrix”). AOL unique visitors represent the estimated number of individuals who visited any content of a website or application owned by AOL or for which the traffic has been assigned to AOL by the owner during the applicable measurement period.

(5)	Media Metrix announced the availability of an alternate methodology to estimate unique visitors, in order to provide a more accurate count of a website’s audience, and has continued to refine this methodology. We adopted this methodology for domestic unique visitors to AOL Properties starting December 2009 and going forward. While we are familiar with the general methodologies and processes that Media Metrix uses in estimating unique visitors, we have not performed independent testing or validation of Media Metrix’s data collection systems or proprietary statistical models, and therefore we can provide no assurance as to the accuracy of the information that Media Metrix provides.
(6)	We also utilize unique visitors to evaluate the reach of our total advertising network, which includes both AOL Properties and the Third Party Network.
(7)	These trending schedules include the financial measures advertising revenue net of TAC, Adjusted OIBDA, Free Cash Flow and Cash Net of Debt, all of which are non-GAAP financial measures. These measures may be different than similarly-titled non-GAAP financial measures used by other companies. The presentation of this financial information is not intended to be considered in isolation or as a substitute for the financial information prepared and presented in accordance with generally accepted accounting principles (GAAP). Explanations of our non-GAAP financial measures are as follows:

We use advertising revenue net of TAC, among other measures, to evaluate the financial performance of our business. TAC consists of costs incurred through arrangements in which we acquire third-party online advertising inventory for resale and arrangements whereby partners distribute our free products or services or otherwise direct traffic to AOL Properties. We believe that this definition enhances the comparability of our advertising revenues to the advertising revenues of certain of our competitors. However, comparable activity may be measured differently by other companies and our revenue sources and TAC may be different than those of our competitors. Therefore, our metrics involving TAC may not be directly comparable to those of our competitors.

We define Adjusted OIBDA as operating income before depreciation and amortization excluding the impact of restructuring costs, noncash equity-based compensation, gains and losses on all disposals of assets (including those recorded in costs of revenues) and noncash asset impairments. We consider Adjusted OIBDA to be a useful metric for management and investors to evaluate and compare the performance of our business on a consistent basis across reporting periods, as it eliminates the effect of noncash items such as depreciation of tangible assets, amortization of intangible assets that were primarily recognized in business combinations and asset impairments, as well as the effect of restructurings and gains and losses on asset sales, which we do not believe are indicative of our core operating performance. We exclude the impacts of equity-based compensation to allow us to be more closely aligned with the industry and analyst community.

A limitation of this measure, however, is that it does not reflect the periodic costs of certain capitalized tangible and intangible assets used in generating revenues in our business or the current or future expected cash expenditures for restructuring costs. The Adjusted OIBDA measure also does not include equity-based compensation, which is and will remain a key element of our overall long-term compensation package. Moreover, the Adjusted OIBDA measures do not reflect gains and losses on asset sales or impairment charges related to goodwill, intangible assets and fixed assets which impact our operating performance. We evaluate the investments in such tangible and intangible assets through other financial measures, such as capital expenditure budgets, investment spending levels and return on capital.

We define Free Cash Flow as cash provided by continuing operations, less capital expenditures and product development costs and principal payments on capital leases. We consider Free Cash Flow to be a liquidity measure that provides useful information to management and investors about the amount of cash generated by the continuing business that, after capital expenditures, capitalized product development costs and principal payments on capital leases, can be used for strategic opportunities, including investing in our business, making strategic acquisitions, and strengthening the balance sheet. Analysis of Free Cash Flow also facilitates management’s comparisons of our operating results to competitors’ operating results. A limitation on the use of this metric is that Free Cash Flow does not represent the total increase or decrease in cash for the period because it excludes the identified non-operating cash flows and the results of discontinued operations. We have computed Free Cash Flow using the same consistent method from quarter to quarter and year to year.

We define Cash Net of Debt as cash and equivalents less short- and long-term debt and other financing obligations. We consider Cash Net of Debt to be a liquidity measure that provides useful information to management and investors about our ability to repay debt should it come due immediately. A limitation on the use of this metric is that it does not factor in the other uses of cash or the ability to use other assets in the repayment of debt.